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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 1998

                         EQUALNET COMMUNICATIONS CORP.

Commission file number 0-025842

             A Texas                                  IRS Employer
             Corporation                              No. 76-0457803

                          1250 Wood Branch Park Drive
                             Houston, Texas 77079

                         Telephone Number 281/529-4600
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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          EqualNet Corporation, the main operating subsidiary of Equalnet Communications Corp., and EqualNet Wholesale Services, Inc., a non-operating subsidiary of EqualNet Corporation, filed voluntary petitions for relief under Chapter 11 ("Chapter 11") of the United States Bankruptcy Code (the "Bankruptcy Code") on September 10, 1998 (the "Petition Date") in the United States Bankruptcy Court for the Southern District of Texas (the "Bankruptcy Court"), Houston, Texas. EqualNet Corporation's case is being administered under Case No. 98-39561-H5-11. EqualNet Wholesale Services, Inc. is being administered under Case No. 98-39560-H4-11. At this time the cases are not being jointly administered. Pursuant to Sections 1107 and 1108 of the Bankruptcy Code, the Debtors, as debtors and debtors-in-possession, will continue to manage and operate each company's assets and businesses pending the confirmation of reorganization plans subject to the supervision and orders of the Bankruptcy Court.
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Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        Equalnet Communications Corp.
                                        -----------------------------
                                        (Registrant)

Dated: September 21, 1998               By: /s/ Mitchell H. Bodian
                                        --------------------------
                                        Mitchell H. Bodian
                                        Chief Executive Officer and President